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                                                                  EXHIBIT 10.10

_______________________________________________________________________________


                         NDE ENVIRONMENTAL CORPORATION
                             SHAREHOLDER AGREEMENT

_______________________________________________________________________________


                          DATED AS OF OCTOBER 25, 1996
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                               TABLE OF CONTENTS



SECTION 1.    DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . 1
SECTION 2.    BOARD OF DIRECTORS.   . . . . . . . . . . . . . . . . . . . 2
SECTION 3.    MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . 2
              3.1      TERMINATION OF CO-SALE RIGHTS  . . . . . . . . . . 2
              3.2      NOTICES  . . . . . . . . . . . . . . . . . . . . . 3
              3.3      SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . 5
              3.4      SEVERABILITY . . . . . . . . . . . . . . . . . . . 5
              3.5      AMENDMENTS . . . . . . . . . . . . . . . . . . . . 5
              3.6      GOVERNING LAW  . . . . . . . . . . . . . . . . . . 5
              3.7      OTHER OBLIGATIONS OF COMPANY . . . . . . . . . . . 5






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                             SHAREHOLDER AGREEMENT


         This is a Shareholder Agreement dated as of October 25, 1996 ("Agreement") by and among PROACTIVE PARTNERS, L.P., a California limited partnership ("Proactive"), LAGUNITAS PARTNERS, L.P., a California limited partnership ("Lagunitas"), JAY ALLEN CHAFFEE, A. DANIEL SHARPLIN and BANC ONE CAPITAL PARTNERS, L.P. ("BOCP"), an Ohio limited partnership, entered into in connection with the NOTE AND WARRANT PURCHASE AGREEMENT , as amended, restated, supplemented or otherwise modified from time to time ("Purchase Agreement") by and among BOCP, as purchaser, and NDE ENVIRONMENTAL CORPORATION ("NDE"), TANKNOLOGY/NDE CORPORATION, USTMAN INDUSTRIES, INC., PROECO, INC., and TANKNOLOGY CANADA (1988), INC.

         NDE, together with its successors and assigns, is referred to as the "Company," Proactive, Lagunitas, and Messrs. Chaffee and Shamplin together with their respective successors and assigns, are referred to collectively as the "Shareholders" and individually as a "Shareholder," and BOCP, together with its successors and assigns, is referred to as the "Holder." The Company, the Shareholders and the Holder are referred to collectively as the "Parties" and individually as a "Party."

         THIS AGREEMENT IS NOT ONE OF THE "RELATED DOCUMENTS" REFERRED TO IN THE PURCHASE AGREEMENT.

         In consideration of their mutual promises set forth in this Agreement and the Purchase Agreement, the Parties hereby agree as follows.

         SECTION 1.       DEFINITIONS

All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Purchase Agreement. The terms defined in the Purchase Agreement that are used with such definitions in this Agreement include:

"Closing Date"
"Common Shares"
"Notice"
"Qualified Public Offering"
"Warrant Shares"
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         SECTION 2.       BOARD OF DIRECTORS.

         The Shareholders shall use all reasonable efforts and shall vote all Common Shares held by each of them to:

                 (a) cause the maximum number of directors constituting the Board of Directors of NDE to be fixed at six directors or, at the request of BOCP, to be fixed at seven directors;

                 (b) if the maximum number of directors is fixed at six, cause one director nominated by BOCP to be elected as a director, or, if the maximum number of directors is fixed at seven, cause two directors nominated by BOCP to be elected as directors;

                 (c) cause the Board of Directors to establish and maintain an Audit Committee, Compensation Committee and an Executive Committee, each such committee having three director members, one of whom, in each case, shall be a director nominated by BOCP; and

                 (d) permit a representative designated by BOCP to attend as an observer any meeting of the Board of Directors and any committee thereof, and furnish to BOCP copies of all notices, agendas, materials and minutes with respect to such meetings.

         SECTION 3.       MISCELLANEOUS PROVISIONS.

              3.1 TERMINATION OF RIGHTS. The rights of the Holder under this Agreement and the obligations of the Shareholder with respect to the Holder shall terminate at such time as the Warrants have expired in accordance with their terms and the Holder does not own any Warrant Shares. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate upon the occurrence of any one of the following events:

                 (a) The liquidation, dissolution or indefinite cessation of the business operations of the Company;

                 (b) The execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

                 (c)      The consummation of an Qualified Public Offering; or

                 (d)      The sixth anniversary of the Closing Date.





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              3.2         NOTICES.   Any notice or other communication required
or permitted to be made or given under this Agreement, shall be in writing and shall be deemed to have been received by the Party to whom it is addressed:
(i) on the date indicated on the certified mail return receipt if sent by certified mail return receipt requested; (ii) on the date actually received if hand delivered or if transmitted by telefax (receipt of which is confirmed to sender); or (iii) one business day after such notice was delivered to an overnight delivery service, addressed, delivered or transmitted in each case as follows:


         IF TO THE HOLDER:

         Banc One Capital Partners, L.P.
         150 East Gay Street, 24th Floor
         Columbus, Ohio 43215
         ATTENTION: William P. Leahy
         Telephone:  (614) 217-1290
         Telefax:    (614) 217-0192

         WITH A COPY TO:

         Banc One Capital Corporation
         150 East Gay Street, 24th Floor
         Columbus, Ohio 43215
         ATTENTION: Legal Department
         Telephone: (614) 217-1100
         Telefax:   (614) 217-1217

         IF TO THE COMPANY:

         NDE Environmental Corporation
         8900 Shoal Creek Blvd.
         Building 200
         Austin, TX 78758
         ATTENTION: President
         Telephone: (512) 451-1334
         Telefax:   (512) 459-1459

         WITH COPY TO:

         NDE Environmental Corporation
         712 Main Street, Suite 1700
         Houston, TX 77002
         ATTENTION: Jay Allen Chaffee
         Telephone:
         Telefax:





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         IF TO PROACTIVE:

         Proactive Partners, L.P.
         50 Osgood Place, Penthouse
         San Francisco, CA 94153
         ATTENTION: Charles McGettigan
         Telephone: (415) 986-4433
         Telefax:   (415) 986-3617

         IF TO LAGUNITAS:

         Lagunitas Partners, L.P.
         50 Osgood Place, Penthouse
         San Francisco, CA 94153
         ATTENTION: Jon D. Gruber
         Telephone: (415) 981-2101
         Telefax:   (415) 521-1744

         IF TO MR. CHAFFEE:

         Jay Allen Chaffee
         NDE Environmental Corporation
         712 Main Street, Suite 1700
         Houston, TX 77002
         Telephone: (713) 223-5730
         Telefax:   (713) 223-5379

         IF TO MR. SHARPLIN:

         A. Daniel Sharplin
         NDE Environmental Corporation
         8900 Shoal Creek Blvd.
         Building 200
         Austin, TX 78758
         Telephone: (512) 451-6334
         Telefax:   (512) 459-1459

         A Party's address for notice may be changed from time-to-time only by written notice given to each of the other Parties in accordance with this Section.





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                3.3       SUCCESSORS AND ASSIGNS.  This Agreement and the
rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. The participation rights of the Holder hereunder may not be assigned or otherwise transferred without the express written consent of the Company and the Shareholders, which shall not be unreasonably withheld.

                3.4 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                3.5 AMENDMENTS. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by duly authorized representatives of the Parties hereto. Any waiver by a Party of its rights hereunder shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such Party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing.

                3.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio.

                3.7 OTHER OBLIGATIONS OF COMPANY. The Company agrees to use all reasonable efforts to enforce the terms of this Agreement, to inform the Holder of any breach hereof and to assist the Holder in the exercise of its rights and performance of its obligations under Section 3 hereof.





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         The parties have executed and delivered this Agreement effective as of the day and year first above written.

SHAREHOLDERS:                       HOLDER:

PROACTIVE PARTNERS, L.P.
                                    BANC ONE CAPITAL PARTNERS, L.P.
By: /s/ CHARLES MCGETTIGAN          By:     BOCP Corporation,
   -----------------------                  General Partner


                                    By:    /s/ JAMES H. WOLFE
LAGUNITAS PARTNERS, L.P.               -----------------------------------
                                    Its: James H. Wolfe, Authorized Signer
By: /s/ JON D. GRUBER                   ----------------------------------
   -----------------------
                                        ----------------------------------

                                        ----------------------------------



JAY ALLEN CHAFFEE

 /s/ JAY ALLEN CHAFFEE
------------------------


A. DANIEL SHARPLIN

 /s/ A. DANIEL SHARPLIN
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